Investor contact:                        Media contact:
Brad Burke                            Alicia Rudd
SEI                                SEI
+1 610-676-5350                        +1 610-676-3887
bburke2@seic.com                        arudd@seic.com
Pages:        9

FOR IMMEDIATE RELEASE

SEI Reports Fourth-Quarter 2025 Financial Results

OAKS, Pa., Jan. 28, 2026 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the fourth quarter 2025. Relative to the fourth quarter 2024, EPS increased by 16%, and revenue and operating income grew by 9% and 11%, respectively, with operating margin increasing to 27%.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2025	2024	%	2025	2024	%

Revenues	$607,925	$557,190	9%	$2,297,381	$2,125,151	8%
Operating income	161,618	145,544	11%	627,311	551,741	14%
Operating margin	27%	26%	4%	27%	26%	4%
Net income attributable to SEI Investments	172,501	155,771	11%	715,305	581,191	23%
Diluted earnings per share	$1.38	$1.19	16%	$5.63	$4.41	28%

“We closed 2025 with an exceptional fourth quarter, capping one of the strongest years in SEI’s history. Q4 results reflect solid revenue growth, margin expansion, and outstanding sales activity across the organization. What’s most encouraging is that these results were not reliant on any single business or one‑time event, but rather a result of disciplined execution against our strategy and the strength of our integrated enterprise model,” said CEO Ryan Hicke.
“Our strong performance is a testament to the deliberate choices we’ve made to align our capabilities with long-term industry tailwinds. We’re benefiting from increased demand for outsourcing, the convergence of public and private markets, and the continued need for high-quality advice. With clear priorities and the right team in place, we’re entering 2026 with confidence.”

Summary of Fourth-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2025	2024	%	2025	2024	%
Investment Managers:
Revenues	$220,840	$191,262	15%	$815,005	$728,390	12%
Expenses	129,515	118,130	10%	494,296	453,085	9%
Operating Profit	91,325	73,132	25%	320,709	275,305	16%
Operating Margin	41%	38%		39%	38%

Private Banks:
Revenues	149,782	140,142	7%	572,939	541,414	6%
Expenses	120,699	120,414	—%	474,935	460,375	3%
Operating Profit	29,083	19,728	47%	98,004	81,039	21%
Operating Margin	19%	14%		17%	15%

Investment Advisors:
Revenues	156,163	139,267	12%	577,397	509,408	13%
Expenses	84,278	76,839	10%	311,662	282,902	10%
Operating Profit	71,885	62,428	15%	265,735	226,506	17%
Operating Margin	46%	45%		46%	44%

Institutional Investors:
Revenues	72,823	70,812	3%	282,498	285,723	(1)%
Expenses	38,337	38,315	—%	148,132	154,701	(4)%
Operating Profit	34,486	32,497	6%	134,366	131,022	3%
Operating Margin	47%	46%		48%	46%

Investments in New Businesses:
Revenues	8,317	15,707	(47)%	49,542	60,216	(18)%
Expenses	11,433	19,296	(41)%	60,222	74,699	(19)%
Operating Loss	(3,116)	(3,589)	(13)%	(10,680)	(14,483)	(26)%

Totals:
Revenues	$607,925	$557,190	9%	$2,297,381	$2,125,151	8%
Expenses	384,262	372,994	3%	1,489,247	1,425,762	4%
Corporate Overhead Expenses	62,100	38,652	61%	180,878	147,648	23%
Segment reclassification (A)	55	—	NM*	55	—	NM
Income from Operations	$161,618	$145,544	11%	$627,311	$551,741	14%
(A) Primarily includes non-controlling interest and earnings from equity method investments.
* Variances noted "NM" indicate the percent change is not meaningful.

Fourth-Quarter Business Highlights:
•SEI ended the year with strong quarterly performance, achieving diluted EPS of $1.38, up 16% from the prior year. Results were broad based, driven by revenue growth and margin expansion across each of SEI's business segments. Several items affected comparability and collectively reduced diluted EPS by approximately $0.08, including:
◦$20.1 million of elevated Corporate Overhead attributable to severance expense and third party M&A fees related to Stratos.
◦A $3.0 million tax benefit from purchased energy credits.
◦A $3.3 million revenue accrual true-up benefit in our Investment Managers segment.
•Fourth quarter net sales events totaled $43.6 million, bringing full-year net sales events to a record $149.9 million.
◦Private Banks led the quarter with $27.5 million of net sales events reflecting demand across SEI's full suite of capabilities, including SWP software-as-a-service, implementation services, and ongoing enterprise-wide professional services.
◦Investment Managers generated $20.5 million of net sales events, with more than two-thirds coming from U.S.-based alternative asset managers.
◦Advisors net sales events were nearly flat for the quarter, as strong inflows into SEI-managed ETFs offset continued outflows in traditional mutual fund products.
◦Institutional Investors recorded negative $5.0 million of net sales events, driven by client losses in the United Kingdom.
•Consolidated revenues and operating income increased by 9% and 11%, respectively, from Q4 2024. SEI's consolidated operating margin of 26.6% improved over the prior year despite severance and M&A expenses. Across all business segments, both revenue and operating profit increased vs. Q4 2024 and Q3 2025.
◦Private Banking revenue increased 4% vs. Q3 2025 reflecting recent professional services wins. Operating margins expanded to 19%, up from 16% in Q3, driven by cost leverage and higher-margin professional services wins.
◦Investment Managers delivered strong revenue and operating profit growth, even excluding the $3.3 million revenue accrual true-up, supported by recent clients wins, modest market appreciation for traditional asset managers, and the timing of certain planned investments shifting into 2026.
◦Investment Advisors posted 5% operating profit growth vs. Q3 2025, with market appreciation offsetting continued mutual fund outflows. SEI's integrated cash program contributed $20.7 million, consistent with Q3 2025 and Q4 2024.
◦Institutional Investors generated modest revenue and operating profit growth as market appreciation largely offset client losses.
•Ending assets under administration increased by 3%, and ending assets under management increased by 2% from Q3 to Q4. AUA growth was driven primarily by strong client win momentum and, to a lesser extent, market appreciation. AUM growth was supported by market appreciation which offset modest outflows, primarily in Institutional.
•SEI completed the first and largest close of the Stratos acquisition for $440.8 million during the quarter, funded entirely with balance sheet cash. Acquiring Stratos advances SEI’s expansion into Advice, deepens insight into end‑client and advisor needs, broadens distribution across RIA and broker‑dealer channels, and creates new opportunities to integrate SEI’s technology and investment capabilities into a rapidly growing advisory platform.
•SEI repurchased 1.2 million shares of common stock for $101.0 million during the fourth quarter 2025 at an average price of $82.61 per share, bringing total shares repurchased to 7.5 million for the year.

Earnings Conference Call
A conference call and presentation to review earnings is scheduled for 5 p.m. Eastern time on Jan. 28, 2026. Analysts and investors are invited to join the call by completing the registration form. The public is invited to review the presentation and listen to the call and replay at ir.seic.com/events-presentations/events.
Link for registration form: https://register-conf.media-server.com/register/BI84c3de188f3941efaae118a827e96664

About SEI®
SEI (NASDAQ:SEIC) is a leading global provider of financial technology, operations, and asset management services within the financial services industry. SEI tailors its solutions and services to help clients more effectively deploy their capital—whether that’s money, time, or talent—so they can better serve their clients and achieve their growth objectives. As of Dec. 31, 2025, SEI manages, advises, or administers approximately $1.9 trillion in assets. For more information, visit seic.com.
This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," '"will," "can," "expect," "believe," "remain," and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•the benefits, if any, we will receive from increased demand for outsourcing, and the convergence of public and private markets;
•the market demand for investment advice and our ability to benefit from this demand;
•our opportunities;
•the demand for our full suite of capabilities;
•the pace of outflows in our traditional mutual fund products; and
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. We undertake no obligation to update our forward-looking statements. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024

Asset management, admin. and distribution fees	$485,429	$439,520	$1,817,079	$1,677,143
Information processing and software servicing fees	122,496	117,670	480,302	448,008

Total revenues	607,925	557,190	2,297,381	2,125,151

Subadvisory, distribution and other asset mgmt. costs	56,905	50,427	209,218	191,706
Software royalties and other information processing costs	10,017	8,726	37,723	34,229
Compensation, benefits and other personnel	227,353	200,347	821,450	770,881
Stock-based compensation	11,570	21,402	53,555	58,626
Consulting, outsourcing and professional fees	50,978	52,548	218,322	211,806
Data processing and computer related	42,841	38,863	165,530	151,653
Facilities, supplies and other costs	25,716	20,487	87,197	79,282
Amortization	13,570	10,585	46,641	41,869
Depreciation	7,357	8,261	30,434	33,358

Total expenses	446,307	411,646	1,670,070	1,573,410

Income from operations	161,618	145,544	627,311	551,741

Net gain (loss) from investments	1,560	(559)	5,804	2,790
Interest and dividend income	10,210	12,947	39,921	48,897
Interest expense	(223)	(144)	(609)	(563)
Gain on sale of business	—	—	94,412	—
Other income	262	—	9,684	8,151
Equity in earnings of unconsolidated affiliate	38,395	33,366	132,685	135,741
Net gain from consolidated variable interest entities	5,280	—	7,125	—

Income before income taxes	217,102	191,154	916,333	746,757

Income taxes	42,738	35,383	198,783	165,566

Net income	$174,364	$155,771	$717,550	$581,191

Less: Net income attributable to non-controlling interests	1,863	—	2,245	—

Net income attributable to SEI Investments Company	$172,501	$155,771	$715,305	$581,191

Basic earnings per common share	$1.41	$1.21	$5.76	$4.47

Shares used to calculate basic earnings per share	122,199	128,642	124,082	130,073

Diluted earnings per common share	$1.38	$1.19	$5.63	$4.41

Shares used to calculate diluted earnings per share	125,251	131,421	127,076	131,727

Dividends declared per common share	$0.52	$0.49	$1.01	$0.95

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands) (Unaudited)

	December 31,	December 31,
	2025	2024
Assets
Current Assets:
Cash, cash equivalents and restricted cash	$399,804	$840,193
Receivables from investment products	63,317	54,118
Receivables, net	709,748	567,634
Securities owned	33,777	29,583
Other current assets	66,691	60,282
Total Current Assets	1,273,337	1,551,810

Property and Equipment, net	384,706	395,666
Operating Lease Right-of-Use Assets	26,447	28,905
Investments	428,004	315,567
Assets of Consolidated Variable Interest Entities	183,994	—
Goodwill and intangible assets, net	723,261	247,657
Other Assets, net	240,095	145,001
Total Assets	$3,259,844	$2,684,606

Liabilities, Redeemable Non-controlling Interests and Shareholders' Equity
Current Liabilities:
Accounts payable	$5,404	$13,081
Accrued liabilities	359,823	347,513
Current portion of long-term operating lease liabilities	8,677	7,900
Deferred revenue	13,307	12,019
Total Current Liabilities	387,211	380,513

Liabilities of Consolidated Variable Interest Entities	108,504	—
Other Long-term Liabilities	60,353	51,981
Total Liabilities	556,068	432,494

Redeemable Non-controlling Interests	243,959	—

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 122,232 and 126,840 shares issued and outstanding	1,222	1,268
Capital in excess of par value	1,678,787	1,539,816
Retained earnings	792,280	758,003
Accumulated other comprehensive loss, net	(24,505)	(46,975)
Total SEI Shareholders' Equity	2,447,784	2,252,112
Non-controlling interests	12,033	—
Total Shareholders' Equity	$2,459,817	$2,252,112
Total Liabilities, Redeemable Non-controlling Interests and Shareholders' Equity	$3,259,844	$2,684,606

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Dec. 31	Mar. 31	Jun. 30	Sep. 30	Dec. 31
	2024	2025	2025	2025	2025
Investment Managers:
Collective trust fund programs (A)	$202,384	$209,491	$225,690	$237,964	$243,244
Liquidity funds	188	244	307	418	579
Total assets under management	$202,572	$209,735	$225,997	$238,382	$243,823
Client assets under administration	1,032,812	1,061,067	1,128,325	1,204,843	1,239,606
Total assets	$1,235,384	$1,270,802	$1,354,322	$1,443,225	$1,483,429

Private Banks:
Equity and fixed-income programs	$25,523	$25,590	$27,839	$28,408	$29,832
Collective trust fund programs	4	4	3	3	3
Liquidity funds	2,688	3,670	2,796	2,802	2,099
Total assets under management	$28,215	$29,264	$30,638	$31,213	$31,934
Client assets under administration	8,340	8,365	8,431	8,902	9,115
Total assets	$36,555	$37,629	$39,069	$40,115	$41,049

Investment Advisors:
Equity and fixed-income programs	$76,283	$75,689	$80,618	$85,245	$86,879
Liquidity funds	3,105	3,153	3,457	3,391	3,561
Total Platform assets under management	$79,388	$78,842	$84,075	$88,636	$90,440
Platform-only assets	25,244	25,591	29,848	32,152	33,582
Platform-only assets-deposit program	2,398	2,216	2,155	2,165	2,461
Total Platform assets	$107,030	$106,649	$116,078	$122,953	$126,483

Institutional Investors:
Equity and fixed-income programs	$75,482	$76,492	$80,112	$82,676	$84,254
Liquidity funds	1,511	1,580	1,768	1,580	1,604
Total assets under management	$76,993	$78,072	$81,880	$84,256	$85,858
Client assets under advisement	5,955	5,573	6,090	6,564	3,598
Total assets	$82,948	$83,645	$87,970	$90,820	$89,456

Investments in New Businesses:
Equity and fixed-income programs	$2,747	$2,661	$2,867	$2,999	$3,044
Liquidity funds	297	288	244	244	316
Total assets under management	$3,044	$2,949	$3,111	$3,243	$3,360
Client assets under administration (E)	14,791	14,846	—	—	—
Client assets under advisement	2,185	2,219	2,593	2,452	2,389
Total assets	$20,020	$20,014	$5,704	$5,695	$5,749

LSV Asset Management:
Equity and fixed-income programs (B)	$86,501	$87,114	$91,795	$95,801	$99,196

Stratos Wealth Holdings (F)	$—	$—	$—	$—	$38,377

Total:
Equity and fixed-income programs (C)	$266,536	$267,546	$283,231	$295,129	$303,205
Collective trust fund programs	202,388	209,495	225,693	237,967	243,247
Liquidity funds	7,789	8,935	8,572	8,435	8,159
Total assets under management	$476,713	$485,976	$517,496	$541,531	$554,611
Client assets under advisement	8,140	7,792	8,683	9,016	5,987
Client assets under administration (D)	1,055,943	1,084,278	1,136,756	1,213,745	1,248,721
Platform-only assets	27,642	27,807	32,003	34,317	36,043
Stratos Wealth Holdings	—	—	—	—	38,377
Total assets	$1,568,438	$1,605,853	$1,694,938	$1,798,609	$1,883,739
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $1.5 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of December 31, 2025).
(C)Equity and fixed-income programs include $8.1 billion of assets in various asset allocation funds (as of December 31, 2025).
(D)    In addition to the assets presented, SEI also administers an additional $13.0 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of December 31, 2025).
(E)    Client assets under administration related to the Family Office Services business divested on June 30, 2025.
(F)    Stratos Wealth Holdings is a family of companies that provide financial services to $38.4 billion in client assets across business models and affiliation structures (as of November 30, 2025).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2024	2025	2025	2025	2025
Investment Managers:
Collective trust fund programs (A)	$204,954	$208,720	$215,085	$231,088	$240,285
Liquidity funds	223	256	288	385	492
Total assets under management	$205,177	$208,976	$215,373	$231,473	$240,777
Client assets under administration	1,034,500	1,061,282	1,098,925	1,174,961	1,225,392
Total assets	$1,239,677	$1,270,258	$1,314,298	$1,406,434	$1,466,169

Private Banks:
Equity and fixed-income programs	$26,067	$25,894	$26,533	$28,051	$29,087
Collective trust fund programs	4	4	3	3	3
Liquidity funds	2,814	2,961	2,771	2,834	2,371
Total assets under management	$28,885	$28,859	$29,307	$30,888	$31,461
Client assets under administration	8,395	8,488	8,266	8,665	8,977
Total assets	$37,280	$37,347	$37,573	$39,553	$40,438

Investment Advisors:
Equity and fixed-income programs	$77,866	$77,287	$76,629	$82,735	$85,896
Liquidity funds	3,031	3,119	3,464	3,378	3,418
Total Platform assets under management	$80,897	$80,406	$80,093	$86,113	$89,314
Platform-only assets	25,109	25,939	27,288	30,874	33,022
Platform-only assets-deposit program	2,186	2,187	2,152	2,136	2,135
Total Platform assets	$108,192	$108,532	$109,533	$119,123	$124,471

Institutional Investors:
Equity and fixed-income programs	$77,400	$76,493	$77,843	$80,802	$83,739
Liquidity funds	2,154	1,655	1,853	1,810	1,947
Total assets under management	$79,554	$78,148	$79,696	$82,612	$85,686
Client assets under advisement	6,991	5,741	5,841	6,274	5,413
Total assets	$86,545	$83,889	$85,537	$88,886	$91,099

Investments in New Businesses:
Equity and fixed-income programs	$2,819	$2,801	$2,732	$2,934	$3,021
Liquidity funds	269	274	244	255	288
Total assets under management	$3,088	$3,075	$2,976	$3,189	$3,309
Client assets under administration (E)	14,961	14,630	14,917	—	—
Client assets under advisement	2,110	2,205	2,329	2,428	2,408
Total assets	$20,159	$19,910	$20,222	$5,617	$5,717

LSV Asset Management:
Equity and fixed-income programs (B)	$88,880	$87,790	$89,422	$92,969	$97,304

Stratos Wealth Holdings (F)	$—	$—	$—	$—	$38,085

Total:
Equity and fixed-income programs (C)	$273,032	$270,265	$273,159	$287,491	$299,047
Collective trust fund programs	204,958	208,724	215,088	231,091	240,288
Liquidity funds	8,491	8,265	8,620	8,662	8,516
Total assets under management	$486,481	$487,254	$496,867	$527,244	$547,851
Client assets under advisement	9,101	7,946	8,170	8,702	7,821
Client assets under administration (D)	1,057,856	1,084,400	1,122,108	1,183,626	1,234,369
Platform-only assets	27,295	28,126	29,440	33,010	35,157
Stratos Wealth Holdings	—	—	—	—	38,085
Total assets	$1,580,733	$1,607,726	$1,656,585	$1,752,582	$1,863,283
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during fourth-quarter 2025 include $1.5 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $7.5 billion of average assets in various asset allocation funds during fourth-quarter 2025.
(D)    In addition to the assets presented, SEI also administers an additional $12.3 billion of average assets in Funds of Funds assets during fourth-quarter 2025 on which SEI does not earn an administration fee.
(E)    Client assets under administration related to the Family Office Services business divested on June 30, 2025.
(F)    Stratos Wealth Holdings is a family of companies that provide financial services to $38.1 billion in client assets across business models and affiliation structures during fourth-quarter 2025 through November 30, 2025.

SALES EVENTS
(In thousands) (Unaudited)

Net Recurring Sales Events

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2024	2025	2025	2025	2025
Investment Processing-related Businesses:
Investment Managers	$18,027	$25,296	$21,928	$27,460	$19,150
Private Banks	9,245	7,059	254	(6,713)	5,670
Total Investment Processing-related Businesses	$27,272	$32,355	$22,182	$20,747	$24,820

Asset Management-related Businesses:
Private Banks-AMD	$495	($58)	($174)	($1,674)	($1,567)
Investment Advisors	1,339	888	(1,654)	1,230	(728)
Institutional Investors	(2,673)	41	2,544	(594)	(5,025)
Total Asset Management-related Businesses	($839)	$871	$716	($1,038)	($7,320)

Newer Initiatives:
Investments in New Businesses	$1,778	$3,614	$1,245	$1,208	$1,248

Total Net Recurring Sales Events	$28,211	$36,840	$24,143	$20,917	$18,748

Non-Recurring Sales Events

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2024	2025	2025	2025	2025
Investment Processing-related Businesses:
Investment Managers	$2,465	$835	$1,102	$2,465	$1,347
Private Banks	6,622	7,060	2,373	7,087	23,409
Total Investment Processing-related Businesses	$9,087	$7,895	$3,475	$9,552	$24,756

Newer Initiatives:
Investments in New Businesses	$921	$1,834	$1,552	$71	$95

Total Non-Recurring Sales Events	$10,008	$9,729	$5,027	$9,623	$24,851

Total Sales Events

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2024	2025	2025	2025	2025
Investment Processing-related Businesses:
Investment Managers	$20,492	$26,131	$23,030	$29,925	$20,497
Private Banks	15,867	14,119	2,627	374	29,079
Total Investment Processing-related Businesses	$36,359	$40,250	$25,657	$30,299	$49,576

Asset Management-related Businesses:
Private Banks-AMD	$495	($58)	($174)	($1,674)	($1,567)
Investment Advisors	1,339	888	(1,654)	1,230	(728)
Institutional Investors	(2,673)	41	2,544	(594)	(5,025)
Total Asset Management-related Businesses	($839)	$871	$716	($1,038)	($7,320)

Newer Initiatives:
Investments in New Businesses	$2,699	$5,448	$2,797	$1,279	$1,343

Total Sales Events	$38,219	$46,569	$29,170	$30,540	$43,599